UNITED STATES
                          SECURITIES & EXCHANGE COMMISSION



                                     FORM 8K




Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 25, 2005
                                                   ________________________



                         Lawrence Consulting Group, Inc.
        _________________________________________________________________
              (Exact name of registrant as specified in its charter)






         Delaware                    000-50956               20-0653570
_______________________________________________________________________________
(State or other jurisdiction          (Commission            (IRS Employer
           of incorporation)           File Number)        Identification No.)




              2 Lakeside Drive West, Lawrence, New York  11559
_______________________________________________________________________________
                    (Address of principal executive offices)



Registrant's telephone number, including area code     (516) 633-0924
                                                   ______________________


                                  (N/A)
_______________________________________________________________________________
   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-k filing is intended to simultaneioulsy satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants Certifying Accountant.


     Silverstein & Weiss ("S&W") previously audited our financial statements for the period ended June 30, 2004. S&W's report for this period did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change auditors was approved by our sole Director and was made because S&W is not registered with the Public Company Accounting Oversight Board ("PCAOB") and thus cannot act as an auditor of a public company. S&W resigned because it was not registered with the PCAOB. Such resignation was effective August 25, 2005. On August 25, 2005, we appointed Raich Ende Malter & Co., LLP ("Raich Ende") to serve as our new independent auditor.

     In connection with the audit of the period ended June 30, 2004 and the periods subsequent thereto and prior to the resignation of S&W, there were no disagreements or reportable events between us and S&W on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of S&W, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Audit Statement.

     On August 24, 2005, the sole Director of Lawrence Consulting Group, Inc. ("LCG") concluded that LCG's previously issued audited financial statements as of and for the period ended June 30, 2004 and the unaudited financial statements as of and for the fiscal quarters ended September 30, 2004, December 31, 2004 and March 31, 2005 should no longer be relied upon since S & W incorrectly characterized a portion of LCG's organization costs (approximately $7,600) and a note receivable from a stockholder of $25,000 as assets of LCG and thus the financial statements will need to be revised.


Item 9.01. Financial Statements and Exhibits

           Exhibit 16 - Letter from Silverstein & Weiss




                                SIGNATURE

        Pursuant to the requirements of the Securities Exchange At of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  August 25, 2005


                                 BY:  /s/ Dov Perlysky
                                     __________________________
                                          Dov Perlysky
                                          Chief Executive Officer